EX99.1
Supplemental Historical Financial Information
Effective December 6, 2019, Truist Financial Corporation ("Truist," previously, BB&T Corporation, "BB&T") completed its previously announced merger of equals with SunTrust Banks, Inc. ("SunTrust") pursuant to an Agreement and Plan of Merger dated as of February 7, 2019 and amended as of June 14, 2019. At the closing, SunTrust merged with and into BB&T, with BB&T surviving the merger as the surviving corporation. Also in connection with the closing, BB&T changed its name from BB&T Corporation to Truist.

Effective December 31, 2019, Truist intends to make certain financial reporting changes and reclassifications with respect to the presentation of its financial statements on a prospective basis, which changes and reclassifications relate to the completion of the merger of BB&T and SunTrust.

Truist is providing this supplemental historical financial information which conforms the historical financial statement presentation of SunTrust and BB&T for the periods presented to the new financial statement presentation anticipated to be effective December 31, 2019. A mapping of the changes to financial presentation are included in Appendix 1. This information is presented on a combined basis with BB&T and SunTrust financial information included in Appendix 2. The supplemental historical financial information does not revise or restate the previously reported consolidated financial statements of BB&T and SunTrust for any period.

The unaudited combined financial information contained herein does not reflect:

•future costs of any integration activities or benefits that may result from the realization of cost savings from operating efficiencies, or any other synergies that may result from the merger;

•application of the acquisition method of accounting under the provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Codification, which we refer to as ASC 805, "Business Combinations," to reflect estimated merger consideration in exchange for 100% of all outstanding shares of SunTrust common stock; and

•the divestiture of 30 SunTrust branches, including related assets and liabilities, to be acquired by First Horizon Bank, a wholly owned subsidiary of First Horizon National Corporation, to satisfy regulatory requirements in connection with the merger.

This information is being provided for illustrative purposes only to indicate the manner in which Truist intends to present financial information and does not purport to represent what the combined company's actual results of operations or financial position would have been had the merger been completed at an earlier date, nor is it necessarily indicative of the combined company's future results of operations or financial position for any future period. This information is not intended to comply with Regulation S-X Article 11 or U.S. generally accepted accounting principles. Management believes this combined financial information will be useful to the investment community in understanding how to analyze the combined Truist's financial results for future periods.

This information is preliminary and based on data available at the time of the Form 8-K filing to which this information is included as a exhibit. The combined company is continuing to finalize its review of accounting policies and financial information. As a result of that review, additional differences could be identified between the financial presentation of the two companies. As a result of the foregoing, the adjustments reflected in this information are preliminary, and are subject to change as additional information becomes available and as additional analysis is performed. These preliminary adjustments have been made solely for the purpose of providing the illustrative unaudited combined financial information included herein.

Truist is under no obligation to, and disclaims any duty to, update the selected financial information included herein.

Historical Unaudited Combined Ending Balance Sheets
BB&T Corporation and SunTrust Banks, Inc.
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018
Assets
Cash and due from banks	$3,842	$3,434	$3,614	$5,296	$4,139
Interest-bearing deposits with banks	6,932	2,896	3,652	4,364	5,110
Federal funds sold and securities borrowed or purchased under agreements to resell	1,428	1,399	1,638	1,822	1,509
Trading assets	5,734	6,582	6,755	5,258	5,723
Securities available for sale at fair value	67,355	58,289	58,168	56,480	55,270
Securities held to maturity at amortized cost	18,768	19,487	20,095	20,552	21,082
Loans and leases:
Commercial:
Commercial and industrial	132,876	131,731	130,368	128,281	123,324
CRE	26,584	25,631	24,607	24,073	23,591
Commercial construction	5,933	6,111	6,673	6,790	7,630
Lease financing	6,395	6,362	6,228	6,082	5,862
Consumer:
Residential mortgage	57,708	61,996	60,667	60,872	59,657
Residential home equity and direct	28,930	28,766	28,443	28,519	28,338
Indirect auto	24,116	23,647	23,147	22,192	21,811
Indirect other	11,463	11,017	10,246	10,209	10,116
Student	7,931	7,973	8,105	8,011	7,829
Credit card	5,545	5,520	5,365	5,357	5,250
PCI	387	421	441	466	497
Total loans and leases held for investment	307,868	309,175	304,290	300,852	293,905
Loans held for sale (1)	3,448	3,466	2,615	2,456	2,983
Total loans and leases	311,316	312,641	306,905	303,308	296,888
Allowance for loan and lease losses	(3,272)	(3,276)	(3,204)	(3,173)	(3,161)
Premises and equipment	3,575	3,529	3,629	3,748	3,275
Goodwill	16,163	16,161	16,149	16,149	16,163
Core deposit and other intangible assets	690	725	739	771	803
Mortgage servicing rights (1)	2,565	2,765	2,998	3,171	3,318
Other assets	29,615	29,196	27,647	24,133	24,785
Total assets	$464,711	$453,828	$448,785	$441,879	$434,904
Liabilities
Deposits:
Noninterest-bearing deposits	$93,027	$92,404	$93,464	$93,795	$95,611
Interest-bearing deposits	236,924	228,345	228,552	229,993	219,418
Total deposits	329,951	320,749	322,016	323,788	315,029
Short-term borrowings	18,655	20,956	18,040	15,144	18,758
Long-term debt	45,889	42,840	42,124	38,781	37,525
Other liabilities	11,424	11,657	10,899	9,708	9,446
Total liabilities	405,919	396,202	393,079	387,421	380,758
Shareholders' Equity
Shareholders' equity, excluding noncontrolling interests	58,622	57,462	55,545	54,299	53,986
Noncontrolling interests	170	164	161	159	160
Total shareholders' equity	58,792	57,626	55,706	54,458	54,146
Total liabilities and shareholders' equity	$464,711	$453,828	$448,785	$441,879	$434,904
(1) Includes amounts at cost and fair value.

Historical Unaudited Combined Statements of Income
BB&T Corporation and SunTrust Banks, Inc.
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2019	2019	2019	2018	2018
Interest Income
Interest and fees on loans and leases	$3,600	$3,607	$3,536	$3,486	$3,333
Interest and dividends on securities	530	523	523	513	495
Interest on other earning assets	98	96	104	86	79
Total interest income	4,228	4,226	4,163	4,085	3,907
Interest Expense
Interest on deposits	564	542	502	434	365
Interest on long-term debt	343	343	317	309	276
Interest on other borrowings	106	117	101	85	63
Total interest expense	1,013	1,002	920	828	704
Net Interest Income	3,215	3,224	3,243	3,257	3,203
Provision for credit losses	249	299	308	233	196
Net Interest Income After Provision for Credit Losses	2,966	2,925	2,935	3,024	3,007
Noninterest Income
Insurance income	489	568	512	490	450
Wealth management income	336	327	308	323	326
Service charges on deposits	329	320	308	331	327
Investment banking and trading income	241	238	211	217	221
Card and payment related fees	215	221	210	218	207
Residential mortgage income	186	177	149	143	139
Operating lease income	80	80	81	84	83
Lending related fees	74	76	72	68	77
Commercial real estate related income	64	72	38	96	47
Income from bank-owned life insurance	43	47	43	42	39
Securities gains (losses), net	4	(42)	—	2	—
Other income	114	326	88	66	133
Total noninterest income	2,175	2,410	2,020	2,080	2,049
Noninterest Expense
Personnel expense	1,928	1,894	1,872	1,868	1,816
Net occupancy expense	224	218	224	222	209
Software expense	230	217	220	210	204
Professional fees and outside processing	246	201	187	262	237
Equipment expense	109	112	118	119	117
Marketing and customer development	84	78	71	77	78
Depreciation - property under operating leases	70	64	65	67	67
Regulatory costs	37	36	37	25	76
Loan-related expense	48	54	48	52	52
Amortization	29	32	32	34	33
Merger-related restructuring and charges, net	56	31	125	76	18
Other expense	287	484	295	286	251
Total noninterest expense	3,348	3,421	3,294	3,298	3,158
Earnings
Income before income taxes	1,793	1,914	1,661	1,806	1,898
Provision for income taxes	340	339	281	341	305
Net income	1,453	1,575	1,380	1,465	1,593
Noncontrolling interests	5	1	8	9	9
Preferred stock dividends	116	69	69	70	69
Net income available to common shareholders	$1,332	$1,505	$1,303	$1,386	$1,515

Appendix 1: Financial Statement Caption Mapping

Balance Sheet

Assets

- Cash and due from banks
- Interest-bearing deposits with banks
- Federal funds sold and securities borrowed or purchased under agreements to resell
- Trading assets
- AFS securities at fair value
- HTM securities
- LHFS
- Loans and leases
- ALLL
- Premises and equipment
- Goodwill
- CDI and other intangible assets
- MSRs
- Other assets

BB&T Changes

Heritage Caption	Type of Change	Truist Caption
Restricted cash	Reclassification	Interest-bearing deposits with banks
Trading assets (included in other assets)	Reclassification	Trading assets
LHFS at fair value	Name Change	LHFS
MSRs at fair value	Name Change and Immaterial Reclassification	MSRs

SunTrust Changes

Heritage Caption	Type of Change	Truist Caption
Due from Federal Reserve (included in Cash and due from banks)	Reclassification	Due from Federal Reserve (Included in Interest-bearing deposits with banks)
Trading assets and derivative instruments	Breakout	-Trading assets -Derivative assets (included in Other assets)
Other intangible assets	Breakout	-CDI and other intangibles assets -MSRs
Software (included in Premises, property, and equipment, net)	Reclassification	Software (included in Other assets)
Low income housing tax credit investments (included in Other assets, net of future funding commitments)	Gross Presentation	Low income housing tax credit investments (included in Other assets)

BB&T | SUNTRUST | Now Truist

Appendix 1: Financial Statement Caption Mapping

Balance Sheet

Liabilities
- Noninterest-bearing deposits
- Interest-bearing deposits
- Short-term borrowings
- Long-term debt
- Other liabilities

Shareholders' Equity
- Preferred stock
- Common stock
- Additional paid-in capital
- Retained earnings
- AOCI, net of deferred income taxes
- Noncontrolling interests

BB&T Changes

Heritage Caption	Type of Change	Truist Caption
Deposits	Breakout	-Noninterest-bearing deposits -Interest-bearing deposits
Accounts payable and other liabilities	Name Change	Other liabilities

SunTrust Changes

Heritage Caption	Type of Change	Truist Caption
Interest-bearing deposits: -NOW	Name Change	Interest-bearing deposits: -Interest checking
Interest-bearing deposits: -Savings -Money Market	Combination	Interest-bearing deposits: -Money market and savings
Interest-bearing deposits: -Consumer time -Other time -Brokered time	Combination	Interest-bearing deposits: -Time deposits
Trading liabilities and derivative instruments	Breakout	-Trading liabilities (included in Short-term borrowings) -Derivative liabilities (included in Other liabilities)
-Funds purchased -Securities sold under agreements to repurchase -Other short-term borrowings	Combination	Short-term borrowings
Low income housing tax credit investments (included in Other assets, net of future funding commitments)	Gross Presentation	Future funding commitments on low income housing tax credit investments (included in Other liabilities)
Noncontrolling interests (included in Treasury stock and other)	Reclassification	Noncontrolling interests

BB&T | SunTrust | Now Truist

Appendix 1: Financial Statement Caption Mapping

Loans and Leases Held for Investment

- Commercial
  - C&I
  - CRE
  - Commercial construction
  - Lease financing
- Consumer
  - Residential mortgage
  - Residential home equity and direct
  - Indirect auto
  - Indirect other
  - Student
- Credit cards
- PCI

BB&T Changes		
Heritage Caption	**Type of Change**	**Truist Caption**
CRE	Breakout	-CRE -Commercial construction
Direct	Name change	Residential home equity and direct
Constant credit (included in Revolving credit)	Reclassification	Residential home equity and direct
Indirect	Breakout	-Indirect auto -Indirect other
Revolving credit	Name change	Credit cards

BB&T | SunTrust | Now Truist

Appendix 1: Financial Statement Caption Mapping

Loans and Leases Held for Investment

- Commercial
  - C&I
  - CRE
  - Commercial construction
  - Lease financing
- Consumer
  - Residential mortgage
  - Residential home equity and direct
  - Indirect auto
  - Indirect other
  - Student
- Credit cards
- PCI

SunTrust Changes		
Heritage Caption	Type of Change	Truist Caption
Leases (Included in C&I)	Reclassification	Lease financing
-Residential mortgage-guaranteed -Residential mortgage-guaranteed-nonguaranteed -Residential construction	Combination	Residential mortgage
Nonguaranteed student (included in Other direct)	Reclassification	Student
Greensky (included in Other direct)	Reclassification	Indirect other
Indirect	Breakout	-Indirect auto -Indirect other
Commercial/ business credit cards (included in C&I)	Reclassification	Credit cards

BB&T | SunTrust | Now Truist

Appendix 1: Financial Statement Caption Mapping

Noninterest Income

- Insurance income
- Wealth management income
- Service charges on deposits
- Investment banking and trading income
- Card and payment related fees
- Residential mortgage income
- Operating lease income
- Lending related fees
- Commercial real estate related income
- Income from bank-owned life insurance
- Securities gains (losses), net
- Other income

BB&T Changes		
Heritage Caption	**Type of Change**	**Truist Caption**
Trust and investment advisory revenues	Name Change	Wealth management income
Investment banking and brokerage fees and commissions	Breakout	-Wealth management income -Investment banking and trading income
Trading gains and losses (included in Other income)	Reclassification	Investment banking and trading income
-Bankcard fees and merchant discounts -Checkcard fees	Combination	Card and payment related fees
Prepaid card fees (included in Other income)	Reclassification	Card and payment related fees
Mortgage banking income	Breakout	-Residential mortgage income -Commercial real estate related income
Lending related fees (included in Other income)	Reclassification	Lending related fees

BB&T | SunTrust | Now Truist

Appendix 1: Financial Statement Caption Mapping

Noninterest Income

- Insurance income
- Wealth management income
- Service charges on deposits
- Investment banking and trading income
- Card and payment related fees
- Residential mortgage income
- Operating lease income
- Lending related fees
- Commercial real estate related income
- Income from bank-owned life insurance
- Securities gains (losses), net
- Other income

SunTrust Changes		
Heritage Caption	**Type of Change**	**Truist Caption**
Insurance income (included in Other noninterest income)	Reclassification	Insurance income
-Trust and investment management income -Retail investment services	Combination	Wealth management income
-Investment banking income -Trading income	Combination	Investment banking and trading income
Card fees	Name Change	Card and payment related fees
Mortgage-related income	Name Change	Residential mortgage income
Tax credit investment amortization (included in Amortization)	Reclassification	Other income
Interest income on total return swap related loans (included in Interest and fees on loans held for investment)	Reclassification	Other income
Insurance settlement	Reclassification	Other income
Other charges and fees	Breakout	-Operating lease income -Lending related fees -ATM fees, safe deposit box, check/money order revenue (included in Other Income)
Income from bank-owned life insurance (included in Other noninterest income)	Reclassification	Income from bank-owned life insurance
Depreciation expense on assets under operating leases (included in Other noninterest income)	Reclassification	Depreciation – Property under operating leases (Noninterest expense)

BB&T | SunTrust | Now Truist

Appendix 1: Financial Statement Caption Mapping

Noninterest Expense

- Personnel expense
- Net occupancy expense
- Software expense
- Professional fees and outside processing
- Equipment expense
- Marketing and customer development
- Depreciation - property under operating leases
- Regulatory costs
- Loan-related expense
- Amortization
- Merger-related restructuring charges, net
- Other expense

BB&T Changes		
Heritage Caption	Type of Change	Truist Caption
Outsourced services and outside data processing (included in Other expense)	Reclassification	Professional fees and outside processing
Outside IT services	Reclassification	Professional fees and outside processing
Occupancy and equipment expense	Breakout	-Net occupancy expense -Equipment expense
Advertising/public relations and other marketing expense (included in Other expense)	Reclassification	Marketing and customer development
Depreciation expense on assets under operating leases (included in Other expense)	Reclassification	Depreciation – Property under operating leases
Regulatory charges	Name Change	Regulatory costs
Amortization of intangibles	Name Change	Amortization

BB&T | SUNTRUST | Now Truist

Appendix 1: Financial Statement Caption Mapping

Noninterest Expense

- Personnel expense
- Net occupancy expense
- Software expense
- Professional fees and outside processing
- Equipment expense
- Marketing and customer development
- Depreciation - property under operating leases
- Regulatory costs
- Loan-related expense
- Amortization
- Merger-related restructuring charges, net
- Other expense

SunTrust Changes		
Heritage Caption	**Type of Change**	**Truist Caption**
-Employee compensation -Employee benefits	Combination	Personnel expense
Outside Processing and Software	Breakout	-Software expense -Professional fees and outside processing -Loan-related expense -Other expense -Earnings credits on Federal Reserve Bank balances (included in Interest and dividends on securities and other earning assets)
-Contract programming expenses (included in Employee compensation)	Reclassification	Professional fees and outside processing
Data communication (included in Other noninterest expense)	Reclassification	Equipment expense
Depreciation expense on assets under operating leases (included in Other noninterest income)	Reclassification	Depreciation – Property under operating leases
Legal and consulting fees (included in Other noninterest expense)	Reclassification	Professional services
Regulatory assessments	Name Change	Regulatory costs
Merger-related costs	Name Change	Merger-related restructuring charges, net
-Other staff expense -Operating losses	Reclassification	Other expense
Charitable contribution	Reclassification	Other expense
Tax credit investment amortization (included in Amortization)	Reclassification	Other Income (Noninterest income)

BB&T | SUNTRUST | Now Truist

Appendix 2: Heritage Company Historical Detail

Historical Unaudited Ending Balance Sheets
	September 30, 2019			June 30, 2019			March 31, 2019			December 31, 2018			September 30, 2018
(Dollars in millions)	BB&T	SunTrust	Combined	BB&T	SunTrust	Combined	BB&T	SunTrust	Combined	BB&T	SunTrust	Combined	BB&T	SunTrust	Combined
Assets
Cash and due from banks	$2,027	$1,815	$3,842	$1,831	$1,603	$3,434	$1,873	$1,741	$3,614	$2,753	$2,543	$5,296	$2,123	$2,016	$4,139
Interest-bearing deposits with banks	877	6,055	6,932	722	2,174	2,896	847	2,805	3,652	1,091	3,273	4,364	895	4,215	5,110
Federal funds sold and securities borrowed or purchased under agreements to resell	114	1,314	1,428	148	1,251	1,399	252	1,386	1,638	143	1,679	1,822	135	1,374	1,509
Trading assets	400	5,334	5,734	1,429	5,153	6,582	1,524	5,231	6,755	391	4,867	5,258	669	5,054	5,723
Securities available for sale at fair value	35,997	31,358	67,355	25,802	32,487	58,289	26,315	31,853	58,168	25,038	31,442	56,480	24,286	30,984	55,270
Securities held to maturity at amortized cost	18,768	—	18,768	19,487	—	19,487	20,095	—	20,095	20,552	—	20,552	21,082	—	21,082
Loans and leases:
Commercial:
Commercial and industrial	64,324	68,552	132,876	63,693	68,038	131,731	61,978	68,390	130,368	61,935	66,346	128,281	59,722	63,602	123,324
CRE	17,093	9,491	26,584	16,976	8,655	25,631	16,718	7,889	24,607	16,808	7,265	24,073	16,973	6,618	23,591
Commercial construction	3,791	2,142	5,933	3,746	2,365	6,111	4,111	2,562	6,673	4,252	2,538	6,790	4,493	3,137	7,630
Lease financing	2,356	4,039	6,395	2,203	4,159	6,362	2,098	4,130	6,228	2,018	4,064	6,082	2,028	3,834	5,862
Consumer:
Residential mortgage	28,297	29,411	57,708	32,607	29,389	61,996	31,572	29,095	60,667	31,393	29,479	60,872	30,821	28,836	59,657
Residential home equity and direct	11,646	17,284	28,930	11,675	17,091	28,766	11,646	16,797	28,443	11,775	16,744	28,519	11,808	16,530	28,338
Indirect auto	11,871	12,245	24,116	11,756	11,891	23,647	11,506	11,641	23,147	11,282	10,910	22,192	11,246	10,565	21,811
Indirect other	6,590	4,873	11,463	6,453	4,564	11,017	6,017	4,229	10,246	6,143	4,066	10,209	6,222	3,894	10,116
Student	—	7,931	7,931	—	7,973	7,973		8,105	8,105		8,011	8,011	—	7,829	7,829
Credit card	3,058	2,487	5,545	3,056	2,464	5,520	2,970	2,395	5,365	2,941	2,416	5,357	2,880	2,370	5,250
PCI	387	—	387	421	—	421	441	—	441	466	—	466	497	—	497
Total loans and leases held for investment	149,413	158,455	307,868	152,586	156,589	309,175	149,057	155,233	304,290	149,013	151,839	300,852	146,690	147,215	293,905
Loans held for sale (1)	1,442	2,006	3,448	1,237	2,229	3,466	834	1,781	2,615	988	1,468	2,456	1,022	1,961	2,983
Total loans and leases	150,855	160,461	311,316	153,823	158,818	312,641	149,891	157,014	306,905	150,001	153,307	303,308	147,712	149,176	296,888
Allowance for loan and lease losses	(1,573)	(1,699)	(3,272)	(1,595)	(1,681)	(3,276)	(1,561)	(1,643)	(3,204)	(1,558)	(1,615)	(3,173)	(1,538)	(1,623)	(3,161)
Premises and equipment	2,022	1,553	3,575	2,029	1,500	3,529	2,078	1,551	3,629	2,118	1,630	3,748	2,154	1,121	3,275
Goodwill	9,832	6,331	16,163	9,830	6,331	16,161	9,818	6,331	16,149	9,818	6,331	16,149	9,832	6,331	16,163
Core deposit and other intangible assets	678	12	690	712	13	725	726	13	739	758	13	771	789	14	803
Mortgage servicing rights (1)	929	1,636	2,565	982	1,783	2,765	1,049	1,949	2,998	1,122	2,049	3,171	1,193	2,125	3,318
Other assets	15,824	13,791	29,615	15,672	13,524	29,196	14,776	12,871	27,647	13,470	10,663	24,133	13,553	11,232	24,785
Total assets	$236,750	$227,961	$464,711	$230,872	$222,956	$453,828	$227,683	$221,102	$448,785	$225,697	$216,182	$441,879	$222,885	$212,019	$434,904
Liabilities
Deposits:
Noninterest-bearing deposits	$52,667	$40,360	$93,027	$52,458	$39,946	$92,404	$53,021	$40,443	$93,464	$53,025	$40,770	$93,795	$53,646	$41,965	$95,611
Interest-bearing deposits	109,613	127,311	236,924	107,063	121,282	228,345	106,745	121,807	228,552	108,174	121,819	229,993	100,910	118,508	219,418
Total deposits	162,280	167,671	329,951	159,521	161,228	320,749	159,766	162,250	322,016	161,199	162,589	323,788	154,556	160,473	315,029
Short-term borrowings	10,405	8,250	18,655	10,344	10,612	20,956	6,305	11,735	18,040	5,178	9,966	15,144	9,652	9,106	18,758
Long-term debt	25,520	20,369	45,889	22,640	20,200	42,840	24,729	17,395	42,124	23,709	15,072	38,781	23,236	14,289	37,525
Other liabilities	6,242	5,182	11,424	6,603	5,054	11,657	6,000	4,899	10,899	5,433	4,275	9,708	5,434	4,012	9,446
Total liabilities	204,447	201,472	405,919	199,108	197,094	396,202	196,800	196,279	393,079	195,519	191,902	387,421	192,878	187,880	380,758
Shareholders' Equity
Shareholders' equity, excluding noncontrolling interests	32,234	26,388	58,622	31,703	25,759	57,462	30,823	24,722	55,545	30,122	24,177	54,299	29,948	24,038	53,986
Noncontrolling interests	69	101	170	61	103	164	60	101	161	56	103	159	59	101	160
Total shareholders' equity	32,303	26,489	58,792	31,764	25,862	57,626	30,883	24,823	55,706	30,178	24,280	54,458	30,007	24,139	54,146
Total liabilities and shareholders' equity	$236,750	$227,961	$464,711	$230,872	$222,956	$453,828	$227,683	$221,102	$448,785	$225,697	$216,182	$441,879	$222,885	$212,019	$434,904
(1) Includes amounts at cost and fair value.

Appendix 2: Heritage Company Historical Detail

Historical Unaudited Income Statements
	September 30, 2019			June 30, 2019			March 31, 2019			December 31, 2018			September 30, 2018
(Dollars in millions)	BB&T	SunTrust	Combined	BB&T	SunTrust	Combined	BB&T	SunTrust	Combined	BB&T	SunTrust	Combined	BB&T	SunTrust	Combined
Interest Income
Interest and fees on loans and leases	$1,886	$1,714	$3,600	$1,886	$1,721	$3,607	$1,839	$1,697	$3,536	$1,830	$1,656	$3,486	$1,772	$1,561	$3,333
Interest and dividends on securities	315	215	530	300	223	523	302	221	523	292	221	513	283	212	495
Interest on other earning assets	17	81	98	20	76	96	32	72	104	14	72	86	14	65	79
Total interest income	2,218	2,010	4,228	2,206	2,020	4,226	2,173	1,990	4,163	2,136	1,949	4,085	2,069	1,838	3,907
Interest Expense
Interest on deposits	271	293	564	273	269	542	253	249	502	206	228	434	172	193	365
Interest on long-term debt	193	150	343	193	150	343	192	125	317	186	123	309	181	95	276
Interest on other borrowings	54	52	106	50	67	117	32	69	101	39	46	85	29	34	63
Total interest expense	518	495	1,013	516	486	1,002	477	443	920	431	397	828	382	322	704
Net Interest Income	1,700	1,515	3,215	1,690	1,534	3,224	1,696	1,547	3,243	1,705	1,552	3,257	1,687	1,516	3,203
Provision for credit losses	117	132	249	172	127	299	155	153	308	146	87	233	135	61	196
Net Interest Income After Provision for Credit Losses	1,583	1,383	2,966	1,518	1,407	2,925	1,541	1,394	2,935	1,559	1,465	3,024	1,552	1,455	3,007
Noninterest Income
Insurance income	487	2	489	566	2	568	510	2	512	487	3	490	448	2	450
Wealth management income	182	154	336	179	148	327	168	140	308	175	148	323	172	154	326
Service charges on deposits	188	141	329	181	139	320	171	137	308	185	146	331	183	144	327
Investment banking and trading income	53	188	241	41	197	238	21	190	211	47	170	217	29	192	221
Card and payment related fees	132	83	215	139	82	221	128	82	210	135	83	218	132	75	207
Residential mortgage income	80	106	186	91	86	177	49	100	149	58	85	143	56	83	139
Operating lease income	36	44	80	35	45	80	35	46	81	35	49	84	37	46	83
Lending related fees	24	50	74	28	48	76	25	47	72	19	49	68	28	49	77
Commercial real estate related income	32	32	64	22	50	72	14	24	38	28	68	96	23	24	47
Income from bank-owned life insurance	29	14	43	34	13	47	28	15	43	28	14	42	27	12	39
Securities gains (losses), net	—	4	4	—	(42)	(42)	—	—	—	2	—	2	—	—	—
Other income	60	54	114	36	290	326	53	35	88	36	30	66	104	29	133
Total noninterest income	1,303	872	2,175	1,352	1,058	2,410	1,202	818	2,020	1,235	845	2,080	1,239	810	2,049
Noninterest Expense
Personnel expense	1,161	767	1,928	1,120	774	1,894	1,087	785	1,872	1,096	772	1,868	1,104	712	1,816
Net occupancy expense	122	102	224	116	102	218	122	102	224	120	102	222	123	86	209
Software expense	77	153	230	71	146	217	72	148	220	70	140	210	70	134	204
Professional fees and outside processing	102	144	246	84	117	201	86	101	187	103	159	262	90	147	237
Equipment expense	64	45	109	68	44	112	65	53	118	68	51	119	66	51	117
Marketing and customer development	36	48	84	29	49	78	27	44	71	22	55	77	29	49	78
Depreciation - property under operating leases	35	35	70	29	35	64	29	36	65	30	37	67	30	37	67
Regulatory costs	20	17	37	19	17	36	18	19	37	18	7	25	37	39	76
Loan-related expense	26	22	48	30	24	54	25	23	48	25	27	52	28	24	52
Amortization	29	—	29	32	—	32	32	—	32	34	—	34	33	—	33
Merger-related restructuring and charges, net	34	22	56	23	8	31	80	45	125	76	—	76	18	—	18
Other expense	134	153	287	130	354	484	125	170	295	122	164	286	114	137	251
Total noninterest expense	1,840	1,508	3,348	1,751	1,670	3,421	1,768	1,526	3,294	1,784	1,514	3,298	1,742	1,416	3,158
Earnings
Income before income taxes	1,046	747	1,793	1,119	795	1,914	975	686	1,661	1,010	796	1,806	1,049	849	1,898
Provision for income taxes	218	122	340	234	105	339	177	104	281	205	136	341	210	95	305
Net income	828	625	1,453	885	690	1,575	798	582	1,380	805	660	1,465	839	754	1,593
Noncontrolling interests	3	2	5	(1)	2	1	6	2	8	7	2	9	7	2	9
Preferred stock dividends	90	26	116	44	25	69	43	26	69	44	26	70	43	26	69
Net income available to common shareholders	$735	$597	$1,332	$842	$663	$1,505	$749	$554	$1,303	$754	$632	$1,386	$789	$726	$1,515

Appendix 3: Historical Selected Items
The table below includes the selected items, other than merger-related and restructuring charges, and securities gains and losses, that were historically disclosed by BB&T and SunTrust. This information is being provided to assist the investment community in understanding the impacts of significant items on the historical unaudited combined income statements.

		Favorable (Unfavorable)
		BB&T		SunTrust
(Dollars in millions) Description	Financial Statement Caption	Pre-Tax	After-Tax at Marginal Tax Rate	Pre-Tax	After-Tax at Marginal Tax Rate
Third Quarter 2019
Incremental operating expenses related to the merger:
Personnel expense	Personnel expense	$(39)		$(4)
Professional services	Professional services	(12)		—
Other expense	Other expense	(1)		$(7)
Total		$(52)	$(40)	$(11)	$(8)

Redemption of preferred shares	Preferred stock dividends	$(46)	$(46)

Allowance release related to residential mortgage portfolio sale	Provision for credit losses	$16	$12
Gain on residential mortgage portfolio sale	Residential mortgage income	4	3
Impact of mortgage portfolio sale		$20	$15

Insurance Settlement	Other income			$5	$4

Second Quarter 2019
Insurance Settlement	Other income			$205	$156

Charitable Contribution	Other expense			$(205)	$(156)

Incremental operating expenses related to the merger:
Personnel expense	Personnel expense	$(4)		$(2)
Professional services	Professional services	(5)		—
Other expense	Other expense	—		$(4)
Total		$(9)	$(7)	$(6)	$(5)

First Quarter 2019
Incremental operating expenses related to the merger:
Professional services	Professional services	$(1)
Other expense	Other expense	(1)
Total		$(2)	$(1)

Fourth Quarter 2018
Legacy pension settlement charge	Personnel expense			$(60)	$(46)

Third Quarter 2018
None

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